Putnam Investments

One Post Office Square

Boston, MA 02109

April 12, 2013

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

RE:	Putnam Emerging Markets Income Fund (the “Fund”), a series of Putnam Funds Trust (Reg. Nos. (333-515) (811-07513))

Ladies and Gentlemen:

On behalf of the Fund, transmitted for filing pursuant to Rule 497 under the Securities Act of 1933, as amended, is an exhibit containing interactive data format risk/return summary information for the Fund.

The interactive data file, included as an exhibit to this filing relate to the revised prospectus filed with the Securities and Exchange Commission on March 27, 2013 on behalf of the Fund pursuant to Rule 497 (Accession No. 0000928816-13-000431) which is incorporated by reference into this Rule 497 document.

Any comments or questions concerning this filing should be directed to me at 1-800-225-2465, ext.11139.

Very truly yours,

Laurie Grossman

cc:	James E. Thomas, Esq.